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                                                                    Exhibit 10.1

                             EBT INTERNATIONAL, INC.
                            1993 STOCK INCENTIVE PLAN

                       (as amended through April 13, 2001)

      SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

      The name of the plan is the eBT International, Inc. 1993 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers and employees of eBT International, Inc., formerly known as INSO Corporation and as InfoSoft International, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

      The following terms shall be defined as set forth below:

      "Act" means the Securities Exchange Act of 1934, as amended.

      "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards and Performance Share Awards.

      "Board" means the Board of Directors of the Company.

      "Cause" means and shall be limited to a vote of the Board of Directors resolving that the participant should be dismissed as a result of (i) any material breach by the participant of any agreement to which the participant and the Company are parties, (ii) any act (other than retirement) or omission to act by the participant that may have a material and adverse effect on the business of the Company or any Subsidiary or on the participant's ability to perform services for the Company or any Subsidiary, including, without limitation, the commission of any crime (other than ordinary traffic violations) or (iii) any material misconduct or neglect of duties by the participant in connection with the business or affairs of the Company or any Subsidiary.

      "Change in Control" shall be deemed to have occurred only upon the occurrence of any of the following events:

         (A) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company or an Exempt Person) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 33 1/3% or more of the combined voting power of the Company's then outstanding securities (other than as a result of the acquisition of such securities directly from the Company);

         (B) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (A), (C) or (D) of
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this Subsection) whose election by the Board or nomination for election by the
Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof; or

         (C) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined), other than a person holding more than 50% of the combined voting power of the Company's then outstanding securities immediately prior to such recapitalization, acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

         (D) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

      "Exempt Person" means Houghton Mifflin Company ("HMC"), provided that HMC shall cease to be an Exempt Person if and when, following a Change in Control (as defined above but substituting "Houghton Mifflin Company" for the "Company" as used therein) of HMC, HMC, directly or indirectly, acquires beneficial ownership of any additional shares of the Company's capital stock.


      "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code and related rules, regulations and interpretations.

      "Committee" means any Committee of the Board referred to in Section 2.

      "Disability" means disability as set forth in Section 22(e)(3) of the Code.

      "Disinterested Person" means a Non-Employee Director who qualifies as such under Rule 16b-3(c)(2)(i) promulgated under the Act, or any successor definition under the Act.

      "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 14.

       "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the related rules, regulations and interpretations.

      "Fair Market Value" on any given date means the last reported sale price at which Stock is traded on such date or, if no Stock is traded on such date, the most recent date on which Stock was traded, as reflected on the Nasdaq National Market System or, if applicable, any other national stock exchange on which the Stock is traded.

      "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.
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      "Non-Employee Director" means a member of the Board who is not also a current employee of the Company or any Subsidiary, a former employee of the Company who is receiving compensation for prior services (other than benefits from tax qualified retirement plans), a former officer of the Company or a consultant or otherwise receiving compensation for personal services in any capacity other than as a director.

       "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

      "Performance Share Award" means Awards granted pursuant to Section 8.

      "Restricted Stock Award" mean Awards granted pursuant to Section 6.

      "Stock" means the Common Stock, $0.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

      "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

      "Unrestricted Stock Award" means Awards granted pursuant to Section 7.


SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

      (a) Committee. The Plan shall be administered by all of the Non-Employee Director members of the Compensation Committee of the Board, or any other committee of not less than two Non-Employee Directors performing similar functions, as appointed by the Board from time to time (the "Committee"). Each member of the Committee shall be a Disinterested Person.

      (b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

      (i) to select the officers and other employees of the Company and its Subsidiaries to whom Awards may from time to time be granted;

      (ii) to determine the time or times of grant and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Unrestricted Stock and Performance Shares or any combination of the foregoing, granted to any one or more participants;

      (iii)  to determine the number of shares to be covered by any Award;

      (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

      (v) to accelerate the exercisability or vesting of all or any portion of any Option;
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          (vi) subject to the provisions of Section 5(a)(ii), to extend the period in which Stock Options may be exercised;

         (vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

         (viii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

      All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.


SECTION 3.  SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

      (a) Shares Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be three million (3,000,000). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan so long as the participants to whom such Awards had been previously granted received no benefits of ownership of the underlying shares of Stock to which the Award related. Subject to such overall limitation, shares may be issued up to such maximum number pursuant to any type or types of Award, including Incentive Stock Options. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

      (b) Stock Dividends, Mergers, etc. In the event of a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities on which Awards may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding Awards and (iii) the option or purchase price in respect of such shares. For all Awards granted prior to April 13, 2001, upon a Change in Control, (i) each option outstanding under the Plan immediately prior to the effective date of such Change in Control shall become automatically exercisable in full, and (ii) each outstanding share of Restricted Stock Awards, as defined in Section 6, will immediately become free of all restrictions and conditions. For all Awards granted on and after April 13, 2001, in connection with a Change in Control, the Board in its discretion shall take one or more of the following actions:

         (i) provide that from and after the effective time of such Change in Control, the Award be assumed, or new rights substituted therefor, by the surviving entity or an affiliate of such entity, and shall be exercisable in shares of Common Stock or, if applicable, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of such Acquisition, and which Award in the case of an ISO, shall satisfy, in the discretion of the Board, the requirements of Section 424(a) of the Code;

         (ii) provide for the purchase of the Award by the Company or the party acquiring control of the Company upon the Participant's request for an amount of cash or other property
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that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable;

         (iii) provide for the acceleration of the time for exercise of the Award, so that from and after a date prior to the effective date of such Change in Control, the Award shall be exercisable in full;

         (iv) provide that the Award may be cancelled by the Board as of the effective date of the Change in Control, provided that (x) notice of such cancellation shall have been given to the Participant and (y) the Participant shall have the right to exercise the Award to the extent the same is then exercisable or, if the Board shall have accelerated the time for exercise of the Award, in full during the period specified by the Board, but not to be shorter in duration than the five day period preceding the effective date of the Change in Control; and

         (v) make such any other provision or adjust the terms of any Award as the Board may consider equitable and in the best interests of the Participant and the Company.

      (c) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.


SECTION 4.  ELIGIBILITY

      Participants in the Plan will be such full or part-time officers and other employees of the Company and its Subsidiaries as are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries and as are selected from time to time by the Committee, in its sole discretion.


SECTION 5.  STOCK OPTIONS

      Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

      Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

      No Incentive Stock Option shall be granted under the Plan after December 15, 2003.

      (a) Stock Options Granted. The Committee in its discretion may grant Stock Options to employees of the Company or any Subsidiary. Stock Options granted to employees pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

         (i) Maximum Grant per Employee. No employee may be granted annually in excess of 300,000 Stock Options in the aggregate, such maximum to be adjusted appropriately to reflect any stock split, stock dividend or similar change in capitalization affecting the Stock.
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         (ii) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall be, in the case of Incentive Stock Options, not less than 100% of Fair Market Value on the date of grant and, in the case of Non-Qualified Stock Options, not less than 85% of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than 110% of Fair Market Value on the grant date.

         (iii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

         (iv) Exercisability; Rights of a Stockholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

         (v) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

                  (A) In cash, by certified or bank check or by other instrument acceptable to the Committee;

                  (B) In the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been held by the optionee for at least six months, if permitted by the Committee in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

                  (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.

                  The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option shall be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of law.
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         (vi) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

         (vii) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

         (viii) Form of Settlement. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

      (b) Reload Options. At the discretion of the Committee, Options granted under this Section 5(a) may include a so-called "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option.


SECTION 6.  RESTRICTED STOCK AWARDS

      (a) Nature of Restricted Stock Award. The Committee may grant Restricted Stock Awards to any employee of the Company or any Subsidiary. A Restricted Stock Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment and/or achievement of pre-established performance goals and objectives. In addition, a Restricted Stock Award may be granted to an employee by the Committee in lieu of a cash bonus due to such employee pursuant to any other plan of the Company.

      (b) Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Committee may specify) following the award date by making payment to the Company, if required, by certified or bank check or other instrument or form of payment acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Restricted Stock in such form as the Committee shall determine.

      (c) Rights as a Stockholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a stockholder with respect to the Restricted Stock including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.
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      (d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock with respect to which conditions have not lapsed at their purchase price or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture not later than the 90th day following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

      (e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Restricted Stock, unless subject to performance restrictions, shall have a minimum restriction period of three years.

      (f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.


SECTION 7.  UNRESTRICTED STOCK AWARDS

      (a) Grant or Sale of Unrestricted Stock. The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) to any employees of the Company or any Subsidiary shares of Stock free of any restrictions under the Plan ("Unrestricted Stock"). Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration or in lieu of any cash compensation due to such employee. Shares of Unrestricted Stock, unless granted in lieu of cash compensation, shall be awarded to employees based on Company or individual performance.

      (b) Elections to Receive Unrestricted Stock In Lieu of Compensation. Upon the request of an employee and with the consent of the Committee, each employee may, pursuant to an irrevocable written election delivered to the Company no later than the date or dates specified by the Committee, receive a portion of the cash compensation otherwise due to him in Unrestricted Stock (valued at Fair Market Value on the date or dates the cash compensation would otherwise be paid, or on the effective date of the election, if later). Such Unrestricted Stock may be paid to the employee at the same time as the cash compensation would otherwise be paid, or at a later time, as specified by the employee in the written election. With respect to any employee who is subject to Section 16 of the Act, such irrevocable election shall become effective no earlier than six months and one day following the date of such election and the revocation of such election shall be effective six months and one day following the date of the revocation.

       (c) Restrictions on Transfers. The right to receive Unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.
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SECTION 8.  PERFORMANCE SHARE AWARDS

      (a) Nature of Performance Shares. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independently of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any employees of the Company or any Subsidiary, including those who qualify for awards under other performance plans of the Company. The Committee in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Share Awards under the Plan.

      (b) Restrictions on Transfer. Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

      (c) Rights as a Stockholder. A participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Committee).

      (d) Termination. Except as may otherwise be provided by the Committee at any time prior to termination of employment, a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment by the Company and its Subsidiaries for any reason (including death, Disability and for Cause).

      (e) Acceleration, Waiver, etc. At any time prior to the participant's termination of employment by the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive or, subject to Section 11, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.


SECTION 9.  TAX WITHHOLDING

      (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

      (b) Payment in Shares. A participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the Required Tax Withholding amount due ("Required Tax Withholding" representing the employer's minimum statutory withholding based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income) or (ii) transferring to the Company shares of Stock owned by the participant for a period of at least six months with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any participant who is subject to
Section 16 of the Act, the following additional restrictions shall apply:


                  (A) the election to satisfy tax withholding obligations relating to an Award in the manner permitted by this Section 9(b) shall be made either (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date or (2) at least six months prior to the date as of which the receipt of such an Award first becomes a taxable event for Federal income tax purposes;

                  (B)  such election shall be irrevocable;

                  (C) such election shall be subject to the consent or disapproval of the Committee; and

                  (D) the Stock withheld to satisfy tax withholding, if granted at the discretion of the Committee, must pertain to an Award that has been held by the participant for at least six months from the date of grant of the Award.

      Notwithstanding the foregoing, the option stated in Section 9(b) (i) shall not be available until and unless the Company has been subject to the reporting requirements of Section 13(a) of the Act for at least a year prior to the election and the Company has filed all reports and statements required to be filed pursuant to that section for that year.


SECTION 10.  CASH AWARDS

      If the payment or delivery of (or lapsing of restrictions with respect to) any Restricted Stock, Unrestricted Stock or Performance Share Awards (each, a "Stock Award") granted to a participant under the Plan shall be subject to the imposition of any federal, state or local income tax, the Committee, in its discretion, either at the time the award is granted or thereafter, may also grant the participant a cash award. The cash award may be in any amount up to an amount such that the value retained by the participant (from the total of the Stock Award and the related cash award) after payment of any such income taxes imposed on the Stock Award and any such income taxes imposed on the cash award itself shall be equal to the Stock Award.


SECTION 11.  TRANSFER, LEAVE OF ABSENCE, ETC.

      For purposes of the Plan, the following events shall not be deemed a termination of employment:

      (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

      (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.


SECTION 12.  AMENDMENTS AND TERMINATION

      The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. To the extent required by the Code to ensure that Options granted hereunder qualify as Incentive Stock Options and to ensure that Awards and Options granted under the Plan are exempt under Rule 16b-3 promulgated under the Act, Plan amendments shall be subject to approval by the Company's shareholders.


SECTION 13.  STATUS OF PLAN

      With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.


SECTION 14.  GENERAL PROVISIONS

      (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

         No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

      (b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

      (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.


SECTION 15.  EFFECTIVE DATE OF PLAN

      The Plan shall become effective upon approval by the holders of a majority of the shares of capital stock of the Company present or represented and entitled to vote at a meeting of stockholders. Subject to such approval by the stockholders, and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board.


SECTION 16.  GOVERNING LAW

      This Plan shall be governed by Delaware law except to the extent such law is preempted by federal law.